UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.
(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Item 1. Report to Stockholders.

SEMIANNUAL REPORT

June 30, 2011

NICHOLAS HIGH

INCOME FUND, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS HIGH INCOME FUND, INC.

August 2011

Report to Fellow Shareholders:

Market Overview

     The high yield bull market that started from the lows in March, 2009 has entered its third year. The rebound in the high yield market has been led by lower quality, distressed issues that suffered the most during the downturn in 2008. These lower quality, distressed issues have benefitted most from deep liquidity as it has allowed firms to refinance near-term maturities at lower rates. Companies that issue high yield debt have also experienced fundamental improvement in lowering their cost on debt, improving cash flow and earnings. The combination of better market liquidity, stronger balance sheets and declining default rates against a backdrop of generally low interest rates, has attracted investors back to the high yield asset class. It is our opinion that these factors will continue into the foreseeable future positioning high yield corporate bonds for potentially attractive relative performance during the balance of 2011 and 2012.

     Supported by the factors listed above, the high yield sector, using the Bank of America Merrill Lynch (“BAM:”) U.S. High Yield Master II Constrained Index (“BAML HY”) as a proxy, produced a 4.93% total return for the six months and 15.31% for the twelve months ended June 30, 2011. The BAML U.S. High Yield Index for CCC and Lower Rated Bonds earned a total return of 5.53% for the six-month period ended June 30, 2011, while posting an impressive 19.03% over the twelve months ended June 30, 2011. This compares to the BB Rated Corporate Index return of 5.00% and 14.29% over the same periods. This is in contrast to the higher quality BBB-Rated Corporate Bonds and U.S. Treasury & Agency Indices respective returns of 4.00% and 2.22% for the last six months and 8.36% and 2.33%, respectively, over the past year.

     The lower quality, distressed issues have led other high yield categories for the greater portion of this rally through June. Spreads began to widen and valuations began to fall in the later part of June because the market began to factor in a growing concern of weaker economic growth, and a lack of progress by the Federal Government to reach a compromise on the debt ceiling and spending cuts. The debt issue held the front page news as ideological differences prevented any concrete agreements on cutting the massive U.S. budget deficit. The deficit and out-of-control Federal Government spending pose the greatest risk to our economy. The impending path to higher deficits is quite clear with probable dire financial ramifications, including greater public spending cuts, higher taxes and higher interest rates. At this point, the current government has effectively kicked the problem down the road and interest rates are falling based on weaker economic growth, but that could change without a credible plan to lower the deficit in future years.

     High yield bond valuations finished the period modestly cheap compared to long-term yield spreads. The current spreads and yields for corporate bonds should compel investors to remain in high yield corporate bonds given the current interest rate environment and improving corporate fundamentals. In our opinion, the market we are entering will reward investors for better security selection. Identifying unique, undervalued corporate securities offering higher potential returns will be the key to market outperformance for the balance of 2011.

     In a larger context, we feel the economy is poised for modest growth consistent with historical patterns where growth in highly leveraged economies struggle as the private and public sectors deleverage. Recently there are indications of the private sector making progress to deleverage. Unfortunately, the public sector has not yet gained religion. The process will remain slow and the financial impact will likely be lower interest rates and weaker economic growth for an extended time. We see high yield corporate bonds offering attractive potential returns in this environment. Historically low interest rates, an accommodating Federal Reserve, and an improving economy have proven to be an attractive environment for riskier assets such as high yield bonds in 2011.

Performance

     Nicholas High Income Fund – Class I (“Fund”) produced net returns of 4.12% for the six-month period ended June 30, 2011. The Fund continues to deliver solid absolute returns during this robust period for high yield investments.

     The returns earned by the Fund are consistent with our investment philosophy and style. The approach has been to identify undervalued securities using rigorous financial analysis to verify that the fundamental outlook is properly aligned with current valuations. An analysis of trends in earnings, EBITDA, leverage and asset coverage are critical for making a sound investment. Security valuation is the primary gatekeeper in deciding whether to add or eliminate a holding from the portfolio. Financially sound companies with fully priced securities do not necessarily represent a good value, while companies that have stumbled financially should not automatically be dismissed as bad investments if we believe the valuations offer a sufficient margin of safety. This process suggests a more conservative approach to investing in high yield bonds, which we believe has the potential to allow for more consistent returns and less downside risk to investors. This was the case during the period 2008 through 2010.

Portfolio Review

     The Fund remains positioned with a shorter relative duration compared to the BAML HY Index. At 3.7 years as of period end, the focus is more on generating performance from credit analysis than on interest rate trends. We continue to position the portfolio with a shorter duration which we believe will provide greater stability over interest rate cycles. The Fund maintains a significant weighting in BB/B–rated bonds, which is consistent with our longer-term approach of focusing on companies with strong or improving fundamentals.

     We remain committed to the Fund’s long-term strategy which is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

     Returns for Nicholas High Income Fund, Inc. – Class I and selected indices are provided in the chart below for the periods ended June 30, 2011. The Fund and Morningstar performance data is net of fees, while the BAML Indices are gross of fees.

		Average Annual Total Return
	6 Month	1	Year	3	Year	5	Year	10	Year
Nicholas High Income Fund, Inc. – Class I	4.12%	14.24%		7.73%		6.00%		5.68%
BAML U.S. High Yield Master II
Constrained Index	4.93%	15.31%		12.55%		9.33%		8.91%
BAML U.S. High Yield BB/B Bond Index	4.81%	14.72%		10.50%		8.22%		7.86%
Morningstar High Yield Bond
Funds Category	4.29%	15.00%		9.25%		6.99%		7.15%
Ending value of $10,000 invested in
Nicholas High Income Fund, Inc. – Class I	$10,412	$11, 424		$12,503		$13,382		$17,381
Fund’s Class I Expense Ratio: 0.74%

The Fund’s expense ratios for the period ended June 30, 2011 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

Thank you for your continued investment in the Nicholas High Income Fund.

Lawrence J. Pavelec
Senior Vice President
Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Index Definitions - You cannot invest directly in an index.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch U.S. High Yield BB Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through BB3.

The Bank of America Merrill Lynch U.S. High Yield BBB Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BBB1 through BBB3.

The Bank of America Merrill Lynch U.S. High Yield CCC and Lower Rated Index is a subset of the Merrill Lynch US High Yield Index including all securities rated CCC1 or lower.

The Bank of America Merrill Lynch U.S. Treasury and Agency Index tracks the performance of U.S. dollar denominated U.S. Treasury and non-subordinated U.S. agency debt issued in the U.S. domestic market. Issues included in the index have maturities of one year or more, have an investment grade rating, a fixed coupon schedule and a minimum amount outstanding of $1 billion for sovereigns and $250 million for agencies.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Cash Flow - measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

EBITDA - Earnings Before Interest, Taxes, Depreciation and Amortization.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/11)

Financial Highlights Class I (NCINX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2011			Years Ended December 31,
	(unaudited)		2010	2009	2008	2007	2006 (1)
NET ASSET VALUE,
BEGINNING OF PERIOD	$9.52		$9.09	$7.18	$10.18	$10.70	$10.50
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.35		.74	.66	.71	.75	.75
Net gain (loss) on securities
(realized and unrealized)	.04		.41	1.91	(3.00)	(.52)	.20
Total from
investment operations	.39		1.15	2.57	(2.29)	.23	.95
LESS DISTRIBUTIONS
From net investment income	(.17)		(.72)	(.66)	(.71)	(.75)	(.75)
NET ASSET VALUE,
END OF PERIOD	$9.74		$9.52	$9.09	$7.18	$10.18	$10.70 (2)

TOTAL RETURN	4.12	%(3)	12.99%	36.42%	(23.26)%	2.13%	9.26%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$92.2		$91.6	$88.6	$65.2	$91.9	$100.1
Ratio of expenses
to average net assets	.72%	(4)	.74%	.73%	.77%	.72%	.71%
Ratio of net investment income
to average net assets	7.46	%(4)	7.74%	8.12%	7.70%	6.97%	6.91%
Portfolio turnover rate	81.11	%(4)	78.23%	88.33%	61.42%	59.14%	49.85%

(1)

Per share data for the period presented reflects a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for the net asset value referenced in footnote 2 of these Class I highlights.

(2)	The net asset value reported at the original date prior to the reverse stock split was $2.14 for the year ended December 31, 2006.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)

For a share outstanding throughout each period

	Six Months
	Ended
	06/30/2011			Years Ended December 31,
	(unaudited)		2010	2009	2008	2007	2006 (1)
NET ASSET VALUE,
BEGINNING OF PERIOD	$9.64		$9.18	$7.24	$10.06	$10.60	$10.40
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.35		.69	.63	.52	.71	.70
Net gain (loss) on securities
(realized and unrealized)	.02		.44	1.94	(2.82)	(.54)	.20
Total from
investment operations	.37		1.13	2.57	(2.30)	.17	.90
LESS DISTRIBUTIONS
From net investment income	(.17)		(.67)	(.63)	(.52)	(.71)	(.70)
NET ASSET VALUE,
END OF PERIOD	$9.84		$9.64	$9.18	$7.24	$10.06	$10.60 (2)

TOTAL RETURN	3.79	%(3)	12.56%	36.15%	(23.33)%	1.59%	9.04%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$1.2		$3.4	$16.2	$.09	$.13	$.13
Ratio of expenses
to average net assets	1.08	%(4)	1.06%	1.06%	1.06%	1.07%	1.07%
Ratio of net investment income
to average net assets	7.13	%(4)	7.34%	7.67%	6.72%	6.58%	6.59%
Portfolio turnover rate	81.11	%(4)	78.23%	88.33%	61.42%	59.14%	49.85%

(1)

Per share data for the period presented reflects a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for the net asset value referenced in footnote 2 of these Class N highlights.

(2)	The net asset value reported at the original date prior to the reverse stock split was $2.12 for the year ended December 31, 2006.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Issuers
June 30, 2011 (unaudited)

Percentage
Name	of Net Assets
Zayo Group, LLC	2.36%
Pinnacle Foods Finance LLC	2.22%
CIT Group Inc	2.14%
Tesoro Corporation	1.80%
Cott Beverages Inc	1.79%
CKE Restaurants, Inc	1.76%
MGM Resorts International	1.73%
SandRidge Energy, Inc	1.72%
International Lease Finance Corporation	1.68%
Apria Healthcare Group Inc	1.67%
Total of top ten	18.87%

Sector Diversification (As a Percentage of Portfolio)
June 30, 2011 (unaudited)

Fund Expenses

For the six month period ended June 30, 2011 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	12/31/10	06/30/11	01/01/11 - 06/30/11
Actual	$1,000.00	$1,041.20	$3.60
Hypothetical	1,000.00	1,021.47	3.57
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 179 then divided by 365 to reflect the one- half year period.

Fund Expenses (continued)

For the six month period ended June 30, 2011 (unaudited)

Class N
	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period**
	12/31/10	06/30/11	01/01/11 - 06/30/11
Actual	$1,000.00	$1,037.90	$5.40
Hypothetical	1,000.00	1,019.70	5.35
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 179 then divided by 365 to reflect the one-half year period.

Schedule of Investments
June 30, 2011 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 90.22%
	Automotive – Auto Makers — 0.74%
$200,000	Chrysler Group LLC 144A restricted, 8.00%, 06/15/19	$196,500
500,000	Ford Motor Credit Company LLC 5.00%, 05/15/18	498,290
		694,790
	Automotive – Parts & Equipment — 1.30%
450,000	American Axle & Manufacturing Holdings, Inc.
	144A restricted, 9.25%, 01/15/17	490,500
750,000	Visteon Corporation 144A restricted, 6.75%, 04/15/19	723,750
		1,214,250
	Banking — 0.80%
1,000,000	BAC Capital Trust XIV Fixed to Floating
	Rate Securities 5.63%, 12/31/49(1)	743,750
	Basic Industry – Building Materials — 0.53%
500,000	Associated Materials, LLC 144A restricted, 9.125%, 11/01/17	498,750
	Basic Industry – Forestry & Paper — 2.81%
1,000,000	Boise Paper Holdings, L.L.C. 8.00%, 04/01/20	1,050,000
1,000,000	Cascades Inc. 7.75%, 12/15/17	1,042,500
500,000	Potlatch Corporation 144A restricted, 7.50%, 11/01/19	528,125
		2,620,625
	Basic Industry – Metal/Mining Excluding Steel — 2.44%
500,000	Alpha Natural Resources, Inc. 6.00%, 06/01/19	498,750
250,000	American Rock Salt Company LLC 144A restricted, 8.25%, 05/01/18	250,938
1,500,000	FMG Resources Pty Ltd 144A restricted, 7.00%, 11/01/15	1,530,000
		2,279,688
	Basic Industry – Steel Producers & Products — 0.55%
500,000	United States Steel Corporation 7.375%, 04/01/20	513,750
	Capital Goods – Aerospace & Defense — 1.40%
1,250,000	ManTech International Corporation 7.25%, 04/15/18	1,306,250
	Capital Goods – Diversified — 3.09%
500,000	Actuant Corporation 6.875%, 06/15/17	511,250
1,000,000	Coleman Cable, Inc. 9.00%, 02/15/18	1,045,000
350,000	Mueller Water Products, Inc. 7.375%, 06/01/17	329,000
1,000,000	Park-Ohio Industries, Inc. 144A restricted, 8.125%, 04/01/21	1,000,000
		2,885,250
	Capital Goods – Packaging — 2.68%
1,000,000	Berry Plastics Corporation 9.50%, 05/15/18	992,500
1,000,000	Solo Cup Company 10.50%, 11/01/13	1,040,000
500,000	Solo Cup Company 8.50%, 02/15/14	466,250
		2,498,750

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2011 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 90.22% (continued)
	Consumer Cyclical – Apparel & Textiles — 1.63%
$500,000	Levi Strauss & Co. 7.625%, 05/15/20	$500,000
1,000,000	Liz Claiborne, Inc. 144A restricted, 10.50%, 04/15/19	1,020,000
		1,520,000
	Consumer Cyclical – Department Stores — 0.50%
500,000	Sears Holdings Corporation 144A restricted, 6.625%, 10/15/18	463,750
	Consumer Cyclical – Household & Leisure Products — 0.26%
217,000	Sealy Mattress Company 144A restricted, 10.875%, 04/15/16	240,870
	Consumer Cyclical – Restaurants — 3.98%
1,000,000	Burger King Corporation 9.875%, 10/15/18	1,065,000
1,500,000	CKE Restaurants, Inc. 11.375%, 07/15/18	1,638,750
1,000,000	NPC International, Inc. 9.50%, 05/01/14	1,015,000
		3,718,750
	Consumer Cyclical – Specialty Retail — 1.64%
500,000	Pantry, Inc. (The) 7.75%, 02/15/14	498,750
500,000	Toys “R” Us Property Company II, LLC 8.50%, 12/01/17	522,500
500,000	United Auto Group, Inc. 7.75%, 12/15/16	510,000
		1,531,250
	Consumer Non-Cyclical – Beverage — 1.79%
1,600,000	Cott Beverages Inc. 8.375%, 11/15/17	1,676,000
	Consumer Non-Cyclical – Food Wholesale — 3.29%
500,000	Dean Foods Company 7.00%, 06/01/16	495,000
500,000	Blue Merger Sub Inc. 144A restricted, 7.625%, 02/15/19	505,000
2,000,000	Pinnacle Foods Finance LLC 9.25%, 04/01/15	2,075,000
		3,075,000
	Consumer Non-Cyclical – Products — 1.97%
350,000	FGI Operating Company, Inc. 10.25%, 08/01/15	371,875
1,350,000	Libbey Glass Inc. 10.00%, 02/15/15	1,464,750
		1,836,625
	Energy – Exploration & Production — 4.58%
1,000,000	Encore Acquisition Company 9.50%, 05/01/16	1,111,250
500,000	Laredo Petroleum, Inc. 144A restricted, 9.50%, 02/15/19	527,500
1,000,000	SandRidge Energy, Inc. 144A restricted, 9.875%, 05/15/16	1,097,500
500,000	SandRidge Energy, Inc. 144A restricted, 8.00%, 06/01/18	510,000
1,000,000	Stone Energy Corporation 8.625%, 02/01/17	1,030,000
		4,276,250
	Energy – Oil Field Equipment & Services — 5.84%
1,000,000	CHC Helicopter S.A. 144A restricted, 9.25%, 10/15/20	902,500
500,000	Geokinetics Holdings USA, Inc. 9.75%, 12/15/14	480,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2011 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 90.22% (continued)
	Energy – Oil Field Equipment & Services — 5.84% (continued)
$1,500,000	Helix Energy Solutions Group, Inc. 144A restricted, 9.50%, 01/15/16	$1,545,000
500,000	Hercules Offshore, Inc. 144A restricted, 10.50%, 10/15/17	522,500
500,000	Hornbeck Offshore Services, Inc. 6.125%, 12/01/14	495,000
925,000	Parker Drilling Company 9.125%, 04/01/18	975,875
500,000	Pioneer Drilling Company 9.875%, 03/15/18	535,000
		5,455,875
	Energy – Oil Refining & Marketing — 2.40%
1,500,000	Tesoro Corporation 9.75%, 06/01/19	1,676,250
500,000	Western Refining, Inc. 144A restricted, 11.25%, 06/15/17	562,500
		2,238,750
	Financial Services – Brokerage — 1.39%
1,250,000	Oppenheimer Holdings Inc. 144A restricted, 8.75%, 04/15/18	1,296,875
	Financials – Consumer, Commercial & Lease Financing — 3.82%
2,000,000	CIT Group Inc. 7.00%, 05/01/17	1,995,000
1,000,000	International Lease Finance Corporation 8.625%, 09/15/15	1,083,750
500,000	International Lease Finance Corporation 6.25%, 05/15/19	488,534
		3,567,284
	Healthcare – Facilities — 3.61%
750,000	American Renal Holdings Inc. 8.375%, 05/15/18	764,062
1,000,000	Apria Healthcare Group Inc. 11.25%, 11/01/14	1,035,000
500,000	Apria Healthcare Group Inc. 12.375%, 11/01/14	520,625
1,000,000	Gentiva Health Services, Inc. 11.50%, 09/01/18	1,055,000
		3,374,687
	Healthcare – Medical Products — 0.54%
500,000	Teleflex Incorporated 6.875%, 06/01/19	506,250
	Healthcare – Pharmaceuticals — 0.11%
100,000	Endo Pharmaceuticals Holdings Inc. 144A restricted, 7.00%, 07/15/19	102,500
	Media – Broadcast — 0.71%
631,000	Salem Communications Corporation 9.625%, 12/15/16	664,916
	Media – Cable — 0.53%
500,000	UPCB Finance III Limited 144A restricted, 6.625%, 07/01/20	493,750
	Media – Diversified — 1.56%
1,500,000	Media General, Inc. 11.75%, 02/15/17	1,458,750
	Media – Printing & Publishing — 1.10%
500,000	Deluxe Corporation 7.375%, 06/01/15	513,750
500,000	Scholastic Corporation 5.00%, 04/15/13	511,875
		1,025,625

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2011 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 90.22% (continued)
	Real Estate – Development & Management — 0.62%
$500,000	CB Richard Ellis Services, Inc. 11.625%, 06/15/17	$579,375
	Services – Gaming — 1.73%
500,000	MGM MIRAGE 5.875%, 02/27/14	480,625
1,000,000	MGM Resorts International 10.375%, 05/15/14	1,135,000
		1,615,625
	Services – Hotels — 0.51%
500,000	FelCor Escrow Holdings, L.L.C. 144A restricted, 6.75%, 06/01/19	480,000
	Services – Railroads — 1.11%
1,000,000	Florida East Coast Railway Corp. 144A restricted, 8.125%, 02/01/17	1,032,500
	Services – Support & Services — 5.63%
500,000	Altegrity, Inc. 144A restricted, 10.50%, 11/01/15	517,500
1,000,000	Avis Budget Car Rental, LLC 9.625%, 03/15/18	1,067,500
600,000	Hertz Corporation (The) 144A restricted, 7.50%, 10/15/18	618,000
500,000	Hertz Corporation (The) 144A restricted, 6.75%, 04/15/19	495,000
1,000,000	Interactive Data Corporation 144A restricted, 10.25%, 08/01/18	1,095,000
1,000,000	Mobile Mini, Inc. 6.875%, 05/01/15	1,017,500
500,000	Travelport LLC 9.00%, 03/01/16	446,250
		5,256,750
	Services – Theaters & Entertainment — 1.68%
500,000	AMC Entertainment Inc. 8.00%, 03/01/14	501,250
500,000	AMC Entertainment Inc. 8.75%, 06/01/19	527,500
500,000	NAI Entertainment Holdings LLC 144A restricted, 8.25%, 12/15/17	536,250
		1,565,000
	Services – Transportation Excluding Air & Rail — 0.85%
750,000	Swift Services Holdings, Inc. 10.00%, 11/15/18	794,062
	Technology & Electronics – Electronics — 1.06%
1,000,000	MEMC Electronic Materials, Inc. 144A restricted, 7.75%, 04/01/19	987,500
	Technology & Electronics – Software & Services — 1.63%
1,500,000	GXS Worldwide, Inc. 9.75%, 06/15/15	1,518,750
	Technology & Electronics – Telecommunications Equipment — 4.85%
1,500,000	Avaya Inc. 144A restricted, 7.00%, 04/01/19	1,451,250
59,000	CDW LLC 11.00%, 10/12/15	62,098
1,500,000	CDW LLC 144A restricted, 8.50%, 04/01/19	1,470,000
1,500,000	CommScope, Inc. 144A restricted, 8.25%, 01/15/19	1,545,000
		4,528,348
	Telecommunications – Integrated & Services — 8.74%
500,000	Cincinnati Bell Inc. 8.375%, 10/15/20	498,750
1,000,000	Equinix, Inc. 8.125%, 03/01/18	1,088,750

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2011 (unaudited)

Shares or
Principal
Amount		Value
NON-CONVERTIBLE BONDS — 90.22% (continued)
	Telecommunications – Integrated & Services — 8.74% (continued)
$500,000	Frontier Communications Corporation 8.50%, 04/15/20	$545,000
1,300,000	Integra Telecom Holdings, Inc. 144A restricted, 10.75%, 04/15/16	1,313,000
1,000,000	Intelsat Jackson Holdings S.A. 144A restricted, 7.25%, 04/01/19	992,500
500,000	PAETEC Holding Corp. 8.875%, 06/30/17	525,000
1,000,000	Windstream Corporation 7.50%, 04/01/23	1,000,000
2,000,000	Zayo Group, LLC 10.25%, 03/15/17	2,200,000
		8,163,000
	Telecommunications – Wireless — 2.04%
1,000,000	Digicel Group Limited 144A restricted, 12.00%, 04/01/14	1,157,500
750,000	Nextel Communications, Inc. 7.375%, 08/01/15	750,000
		1,907,500
	Utility – Electric Generation — 2.18%
500,000	Calpine Corporation 144A restricted, 7.875%, 07/31/20	522,500
1,500,000	Edison Mission Energy 7.50%, 06/15/13	1,509,375
		2,031,875
	TOTAL NON-CONVERTIBLE BONDS
	(cost $82,111,953)	84,239,895
COMMON STOCKS — 4.14%
	Financials – Insurance — 1.01%
80,000	Old Republic International Corporation	940,000
	Financials – Real Estate — 1.29%
19,500	Digital Realty Trust, Inc	1,204,710
	Other — 0.15%
1,500	iShares iBoxx $ High Yield Corporate Bond Fund(2)	136,965
	Telecommunication Services — 1.69%
35,000	AT&T Inc	1,099,350
60,000	Frontier Communications Corporation	484,200
		1,583,550
	TOTAL COMMON STOCKS
	(cost $3,639,387)	3,865,225
CONVERTIBLE PREFERRED STOCK — 1.14%
	Financials – Banks — 1.14%
1,000	Wachovia Corporation 7.50%, Non-Cumulative
	Perpetual Convertible Preferred Stock, Series L
	(cost $1,007,500)	1,060,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

June 30, 2011 (unaudited)

Shares or
Principal
Amount		Value
PREFERRED STOCKS — 0.11%
	Financials – Banks — 0.11%
35,000	Fannie Mae Fixed-To-Floating Rate
	Non-Cumulative Preferred Stock, Series S(3)(4)	$75,250
10,000	Freddie Mac Fixed-to-Floating Rate
	Non-Cumulative Perpetual Preferred Stock, Series Z(4)(5)	29,500
	TOTAL PREFERRED STOCKS
	(cost $986,350)	104,750
SHORT-TERM INVESTMENTS — 2.68%
	Commercial Paper — 1.66%
$750,000	BMW US Capital, LLC 0.27%, 07/01/11	750,000
800,000	UnitedHealth Group Incorporated 0.30%, 07/01/11	800,000
		1,550,000
	Variable Rate Security — 1.02%
955,501	American Family Financial Services, Inc. 0.10%, 07/01/11(6)	955,501
	TOTAL SHORT-TERM INVESTMENTS
	(cost $2,505,501)	2,505,501
	TOTAL INVESTMENTS
	(cost $90,250,691) — 98.29%	91,775,371

	OTHER ASSETS, NET OF LIABILITIES — 1.71%	1,597,618
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$93,372,989

(1)	5.63% per annum until March 15, 2012, thereafter 3-month LIBOR plus 0.40%; such rate being reset quarterly.
(2)	Closed end mutual fund.
(3)	The greater of (i) 7.75% per annum and (ii) 3-month LIBOR plus 4.23% per annum; such rate being reset quarterly.
(4)	Non-income producing security.
(5)	8.375% per annum until December 31, 2012, thereafter the greater of (i) 7.875% per annum and (ii) 3-month LIBOR plus 4.16% per annum; such rate being reset quarterly.
(6)	Subject to a demand feature as defined by the Securities and Exchange Commission.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
June 30, 2011 (unaudited)

ASSETS
Investments in securities at value (cost $90,250,691)	$91,775,371
Interest receivable	1,660,211
Other	7,922
Total assets	93,443,504

LIABILITIES
Payables —
Due to adviser —
Management fee	35,973
Accounting and administrative fee	4,110
40,083
12b-1 and servicing fee	5,174
Other payables and accrued expense	25,258
Total liabilities	70,515
Total net assets	$93,372,989

NET ASSETS CONSIST OF
Paid in capital	$101,457,110
Net unrealized appreciation on investments	1,524,680
Accumulated net realized loss on investments	(11,529,297)
Accumulated undistributed net investment income	1,920,496
Total net assets	$93,372,989

Class I:
Net assets	$92,199,650
Shares outstanding	9,470,737
NET ASSET VALUE PER SHARE ($.05 par value, 75,000,000
shares authorized), offering price and redemption price	$9.74
Class N:
Net assets	$1,173,339
Shares outstanding	119,237
NET ASSET VALUE PER SHARE ($.05 par value, 25,000,000
shares authorized), offering price and redemption price	$9.84

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2011 (unaudited)

INCOME
Interest	$3,781,473
Dividend	132,621
Other	145,230
Total income	4,059,324

EXPENSES
Management fee	221,827
Transfer agent fees	29,211
Registration fees	24,669
Accounting and administrative fees	24,521
Audit and tax fees	13,850
Accounting system and pricing service fees	13,462
Directors’ fees	8,220
Printing	7,249
Postage and mailing	4,752
12b-1 fees – Class N	4,739
Legal fees	4,136
Insurance	2,980
Custodian fees	2,606
Servicing fees – Class N	1,896
Other operating expenses	2,036
Total expenses	366,154
Net investment income	3,693,170

NET REALIZED GAIN ON INVESTMENTS	1,841,550

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(1,599,184)
Net realized and unrealized gain on investments	242,366
Net increase in net assets resulting from operations	$3,935,536

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2011 (unaudited)
and the year ended December 31, 2010

	Six Months
	Ended
	06/30/2011	Year Ended
	(unaudited)	12/31/2010
INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$3,693,170	$7,148,535
Net realized gain on investments	1,841,550	3,979,950
Change in net unrealized
appreciation/depreciation on investments	(1,599,184)	(112,458)
Net increase in net assets resulting from operations .	3,935,536	11,016,027

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(1,745,097)	(6,760,195)
From net investment income – Class N	(89,875)	(219,218)
Total distributions	(1,834,972)	(6,979,413)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(890,532 and 989,704 shares, respectively)	8,703,839	9,434,030
Reinvestment of distributions – Class I
(154,627 and 610,163 shares, respectively)	1,513,801	5,754,941
Cost of shares redeemed – Class I
(1,195,175 and 1,721,346 shares, respectively)	(11,686,041)	(16,124,679)
Proceeds from shares issued – Class N
(620,232 and 1,244,543 shares, respectively)	6,144,534	11,769,201
Reinvestment of distributions – Class N
(9,065 and 22,835 shares, respectively)	89,746	218,709
Cost of shares redeemed – Class N
(860,299 and 2,684,424 shares, respectively)	(8,498,092)	(24,888,251)
Change in net assets derived from
capital share transactions	(3,732,213)	(13,836,049)
Total decrease in net assets	(1,631,649)	(9,799,435)

NET ASSETS
Beginning of period	95,004,638	104,804,073
End of period (including accumulated
undistributed net investment income
of $1,920,496 and $62,298, respectively)	$93,372,989	$95,004,638

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2011 (unaudited)

(1) Summary of Significant Accounting Policies —
Nicholas High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-
sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$3,865,225
Convertible Preferred Stock(1)	1,060,000
Preferred Stocks(1)	104,750
Level 2 –
Non-Convertible Bonds(1)	84,239,895
Commercial Paper	1,550,000
Variable Rate Security	955,501
Level 3 –
None	—
Total	$91,775,371
(1) See Schedule of Investments for further detail by industry.

There were no significant transfers between levels during the period ended June 30,
2011 and the Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences to reflect tax character.

The tax character of distributions paid during the six months ended June 30, 2011 and the year ended December 31, 2010 was as follows:

	06/30/2011	12/31/2010
Distributions paid from:
Ordinary income	$1,834,972	$6,979,413

As of June 30, 2011, investment cost for federal tax purposes was $90,250,691 and the tax basis components of net assets were as follows:

Unrealized appreciation	$3,196,303
Unrealized depreciation	(1,671,623)
Net unrealized appreciation	$1,524,680

There was no difference between the book-basis and tax-basis unrealized appreciation as of June 30, 2011.

As of June 30, 2011, the Fund had no tax deferral of wash loss sales.

As of the fiscal year ended December 31, 2010, the Fund had capital loss carryforwards of approximately $13,371,000, which expire as follows: $1,487,000 in 2014, $5,050,000 in 2016 and $6,834,000 in 2017. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of
2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies
(“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely,

Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act and the impact of the Funds’ financial statements, if any, is currently being assessed.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2011. Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal 2011. At June 30,
2011, the fiscal years 2007 through 2010 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of June 30, 2011. There have been no significant subsequent events since June 30, 2011 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties—
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $1,886 for the period ended June 30, 2011 for legal services rendered by this law firm.

(3) Investment Transactions —
For the period ended June 30, 2011, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $37,433,727 and
$37,730,140, respectively.

(4) Concentration of Risk —
The Fund invests primarily in high yield debt securities. The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the market for these securities is generally less liquid than for higher rated securities.

Historical Record(1)
(unaudited)

	Net	Net Investment		Growth of an
	Asset Value	Income Distributions		Initial $10,000
	Per Share	Per Share		Investment(3)
Class I
November 21, 1977(2)	$25.50	$—		$10,000
December 31, 1987	18.20	2.3300		22,560
December 31, 1988	18.40	1.8550		25,164
December 31, 1989	17.20	1.9150		26,155
December 31, 1990	15.05	1.9850		25,886
December 31, 1991	16.70	1.7300		31,853
December 31, 1992	16.90	1.4775		35,143
December 31, 1993	17.60	1.4450		39,695
December 31, 1994	16.05	1.5050		39,626
December 31, 1995	17.10	1.4750		46,029
December 31, 1996	17.65	1.4800		51,721
December 31, 1997	18.45	1.4515		58,514
December 31, 1998	16.95	1.5775		58,788
December 31, 1999	15.30	1.6560		58,749
December 31, 2000	12.00	1.5300		51,620
December 31, 2001	11.80	1.2150		56,144
December 31, 2002	9.65	0.9925		50,459
December 31, 2003	10.95	0.8450		61,937
December 31, 2004	11.15	0.8200		67,915
December 31, 2005	10.50	0.7895		68,849
December 31, 2006	10.70	0.7455		75,221
December 31, 2007	10.18	0.7502		76,820
December 31, 2008	7.18	0.7140		58,955
December 31, 2009	9.09	0.6581		80,426
December 31, 2010	9.52	0.7230		90,876
June 30, 2011	9.74	0.1728	(a)	94,617

Class N
February 28, 2005(2)	$11.20	$—		$10,000
December 31, 2005	10.40	0.7320		9,947
December 31, 2006	10.60	0.7140		10,846
December 31, 2007	10.06	0.7119		11,018
December 31, 2008	7.24	0.5238		8,448
December 31, 2009	9.18	0.6323		11,501
December 31, 2010	9.64	0.6683		12,946
June 30, 2011	9.84	0.1668	(a)	13,437

(1)

Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Initial date under Nicholas Company, Inc. management.
(3)	Assuming reinvestment of distributions.
(a)	Paid on April 27, 2011 to shareholders of record on April 26, 2011. The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract
(unaudited)

In February 2011, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2012. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended December 31, 2010, the management fee was 0.45% and the Fund’s Class I and Class N total expense ratios (including the management fee) were 0.74% and 1.06%, respectively. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s Class I expense ratio, which was the lowest in its overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings. In terms of the peer group data used for performance comparisons, the Fund’s Class I was ranked 10th, 9th, 9th and 11th out of 14 funds for the one-, three-, five- and ten-year periods ending December 31, 2010. The Fund’s Class I had the lowest expense ratio among its peer group and ranked 8th in terms of 12-month yield out of the 14 funds.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance relative to its peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board discussed the Fund’s relatively low fees, historical returns and risk profile and management’s strategies to improve the absolute and relative performance of the Fund. The Board expressed satisfaction with the Fund’s performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of
Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

Nicholas High Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)

• IRAs

• Traditional	• SIMPLE
• Roth	• SEP

• Coverdell Education Accounts

• Profit Sharing Plan

• Automatic Investment Plan

• Direct Deposit of Dividend and Capital Gain Distributions

• Systematic Withdrawal Plan with Direct Deposit

• Monthly Automatic Exchange between Funds

• Telephone Redemption

• Telephone Exchange

• 24-hour Automated Account Information (800-544-6547)

• 24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Directors and Officers

DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: 08/30/2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: 08/30/2011

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: 08/30/2011